EXHIBIT 16

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                POWER OF ATTORNEY -- N-14 REGISTRATION STATEMENT

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Thomas Plumb, Robert H. Nelson and Christopher J. Smith, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-14 of First American Investment Funds, Inc., relating to the combination of International Index Fund with and into International Fund, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                                            TITLE                  DATE
------------------------------------            ---------------        --------------
/s/ Robert J. Dayton                                 Director          June 21, 2000
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Robert J. Dayton

/s/ Roger Gibson                                     Director          June 21, 2000
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Roger Gibson

/s/ Andrew M. Hunter III                             Director          June 21, 2000
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Andrew M. Hunter III

/s/ Leonard W. Kedrowski                             Director          June 21, 2000
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Leonard W. Kedrowski

/s/ John M. Murphy, Jr.                              Director          June 21, 2000
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John M. Murphy, Jr.

/s/ Robert L. Spies                                  Director          June 21, 2000
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Robert L. Spies

/s/ Joseph D. Strauss                                Director          June 21, 2000
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Joseph D. Strauss

/s/ Virginia L. Stringer                             Director          June 21, 2000
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Virginia L. Stringer
